                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 3, 2003 (except for note 23, as to which the date is June 26, 2003 and notes 2 and 21, as to which the date is September 30, 2003), in Amendment No. 3 to Registration  Statement on Form S-4 No. 333-106702 and related
Prospectus of TRW Automotive Inc. dated November 5, 2003.

                                                           /s/ Ernst & Young LLP

Troy, Michigan
November 4, 2003